Exhibit 99.1

XsunX Expands Direct Marketing Efforts to Include California Cannabis Industry
Company set to promote its solar + energy storage solutions to over 1000 California based cannabis operations
ALISO VIEJO, CA– January 17, 2018 - XsunX, Inc.  ( OTC: XSNX ), a leading commercial solar and energy storage technologies provider, announced today that with the passage of California’s Prop. 64 legalizing recreational use of cannabis this January, the Company has already begun work preparing a whole facility energy management proposal for one grow operation preparing for its buildout, and is finalizing the launch of its direct marketing campaign to over 1,000 additional cannabis operations in the state.
The legalization of cannabis has spurred an increase in grow operations in California, and the Company is looking forward to working with those operations interested in reducing their long-term energy costs. Creating even more reason for cannabis growers to reduce operating costs is the fact that with the legalization of cannabis, wholesale cannabis rates have begun to dip.

“Cannabis operations, due to their inherent high-power use, offer significant operating cost reduction opportunities for the use of solar + energy storage,” stated Tom Djokovich, CEO of XsunX, Inc.  “We service all types of businesses, but the needs of the cannabis industry really excite us because our solar + energy storage managed solutions are so perfectly suited to help growers,” concluded Mr. Djokovich.
The Company is responding to the passage of California’s Prop. 64 which legalizes recreational use of cannabis, and the anticipation that new cannabis operations will start plugging into the power grid. This anticipation is not without merit, as the California Public Utilities Commissions (CPUC) policy and planning division has engaged in research for the development of recommendations for its investor-owned utilities to prepare for a surge in energy-use they anticipate may be attributable to new cannabis cultivation.
About XsunX:
XsunX specializes in the sale, design, and installation of solar photovoltaic power generation (PV), and energy storage technologies to provide our clients long term savings, predictability, and control of their energy costs. Making solar energy a sound investment for our clients is our mission.
For more information, please visit the Company's website at www.xsunx.com, or to learn more about the benefits of solar energy for your business or home schedule a free PV project assessment.

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